Exhibit 99.2

1Q21 CAPITAL MARKETS PRESENTATION FEBRUARY 23, 2021

2 SAFE HARBOR COMMENTS Forward - Looking Statements This presentation contains “forward - looking” statements related to O - I Glass, Inc. (“O - I Glass” or the “company”) within the meaning of Section 21 E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933. Forward - looking statements reflect the company’s current expectat ions and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estima te, ” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward - looking statements. It is possible that the company’s future financial performance may differ from expectations due to a variety of factors inclu din g, but not limited to the following: (1) the impact of the COVID - 19 pandemic and the various governmental, industry and consumer actions related thereto, (2) the company’s ability to obtain the benefits it anticipates from the Corporate Modernization, (3) risks inherent in, and potentially adverse developments related to, the Chapter 11 bankruptcy proceeding involving the company’s wholly owned subsidiary Paddock En terprise, LLC (“Paddock”), that could adversely affect the company and the company’s liquidity or results of operations, including the impact of deconsolidating Paddock from the company’s financia ls, risks from asbestos - related claimant representatives asserting claims against the company and potential for litigation and payment demands against the company by such representatives and other third part ies , (4) the amount that will be necessary to fully and finally resolve all of Paddock’s asbestos - related claims and the company’s obligations to make payments to resolve such claims under the terms of its s upport agreement with Paddock, (5) the company’s ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at improving the company’s operating ef ficiency and working capital management, achieving cost savings, and remaining well - positioned to address Paddock’s legacy liabilities, (6) the company’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (7) the company’s ability to achieve its strategic plan, (8) the company’s ability to improve its glass melting technology, known as the MAGMA program, (9) foreign currency fluctuations relative to the U.S. dollar, (10) changes in capital availability or cost, including interest rate fluctuations and the ability of the company to refinance d ebt on favorable terms, (11) the general political, economic and competitive conditions in markets and countries where the company has operations, includi ng uncertainties related to Brexit, economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates and laws, natural disasters, an d w eather, (12) the company’s ability to generate sufficient future cash flows to ensure the company’s goodwill is not impaired, (13) consumer preferences for alternative forms of packaging, (14) cost and availability of raw materials, labor, energy and transportation, (15) consolidation among competitors and customers, (16) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (17) unanticipated operational disruptions, including higher capital spending, (18) the company’s ability to further develop its sales, marketing and product development capabilities, (19) the failure of the company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (20) the ability of the company and the third parties on which it relies for information technology system support to prevent an d d etect security breaches related to cybersecurity and data privacy, (21) changes in U.S. trade policies, and the other risk factors discussed in the company’s Annual Report on Form 10 - K for the year ended December 31, 2020 and any subsequently filed Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q or the company’s other filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward - looking statements in this document are based on certai n assumptions and analyses made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropri ate in the circumstances. Forward - looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the company continually review s t rends and uncertainties affecting the company’s results or operations and financial condition, the company does not assume any obligation to update or supplement any particular forward - looking statement s contained in this document.

3 $6.1 BILLION in net sales in 2020 72 factories 20 countries O - I AT A GLANCE 2020 PRODUCT PORTFOLIO 34% beer 19% wine 15% spirits 13% NAB 19% food 25,000+ employees worldwide GLASS IS THE MOST sustainable rigid packaging option Note: based on 2020 data 6,000 + direct customers MAGMA revolutionize manufacturing by creating a new business model for glass

4 2020 KEY ACCOMPLISHMENTS ■ Executing the Strategic and Tactical divestiture programs including ANZ sale; reducing debt • Anticipate total proceeds ~ $1.1B, including $677 million from ANZ and $400 - $500 million from Tactical divestitures upon complet ion ■ Improved financial flexibility despite pandemic • FCF exceeded guidance • Reduced debt ~ $429M and leverage ratio was comfortably below covenant • Historically high liquidity and no near - term debt maturities ■ Successfully navigated the brunt of the pandemic through O - I’s COVID response plan • Quickly aligned supply with demand and achieved historically lower inventory/IDS levels ■ Generated ~$115M Margin Expansion initiative benefits, significantly exceeded original target • Significantly mitigated the unfavorable impact of lower production due to pandemic ■ Advanced MAGMA with full scale Generation 1 deployment in Germany remaining on track for 1Q21 ■ Paddock Chapter 11 initiated to establish a fair and final resolution to legacy asbestos liabilities

1 3 2 5 2021 PRIORITIES BOLD STRUCTURAL ACTIONS TO CHANGE O - I’S BUSINESS FUNDAMENTALS ▪ Validate MAGMA Gen 1 in Germany ▪ Glass advocacy campaign ▪ Reposition ESG ▪ Complete the tactical divestiture program • $400 - $500M 2019 to 2021 ▪ Evaluate expansion initiatives • Potentially funded by incremental tactical divestitures ▪ Advance Paddock Chapter 11 ▪ Further efforts for a simple, agile organization ▪ Increase cash flow and reduce debt REVOLUTIONIZE GLASS CREATE A NEW BUSINESS MODEL FOR GLASS PACKAGING OPTIMIZE STRUCTURE REBALANCE BUSINESS PORTFOLIO AND IMPROVE BALANCE SHEET MARGIN EXPANSION STRONG OPERATING PERFORMANCE AND COST EFFICIENCIES ▪ ~$50M gross initiative benefits • Revenue Optimization • Factory Performance • Cost transformation ▪ Improve performance in North America O - I WILL HOST INVESTOR WORKSHOPS DURING 2021 TO SHARE LONG - TERM PLANS INCLUDING MAGMA AND ESG

6 SHIPMENTS STABILIZE ACROSS ALL GEOGRAPHIES EXPECT SHIPMENTS WILL IMPROVE 2 - 4% IN 2021 AS POPULATION IS VACCINATED AND MARKETS GRADUALLY REOPEN -20% -15% -10% -5% 0% 5% Q1 Q2 Q3 Q4 2020 O - I Shipment Trends (vs PY) O-I AM EU Note: Volumes are on a year over year and same structure basis excluding ANZ. Source: Various syndicated and broker reports O - I Shipment Trends Reflect Disruption from Pandemic Consumers Value Sustainability and Trust Premium Glass Underlying Retail Consumer Consumption is Strong (~75 - 80% of O - I Vol) Offsetting Decline in On - Premise Consumption (~20 - 25% of O - I Vol) 0% 10% 20% 30% 40% Q1 Q2 Q3 Q4 2020 Retail/Off Premise Consumer Consumption Trends (vs PY) U.S. Beer U.S. Wine U.S. Spirits U.S. Food Europe Alcohol Europe Food

7 2021 BUSINESS OUTLOOK EXPECT 2021 SALES VOLUMES, EARNINGS AND CASH FLOWS WILL SIGNIFICANTLY IMPROVE FROM 2020 LEVELS FY21 Sales Vol: + 2 to 4% 1Q21 Sales Vol: ~ Flat FY21 aEPS : $1.55 to $1.75 1Q21 aEPS : $0.32 to $0.37 FY21 FCF: ~ $240M The recent weather and energy crisis in the southern U.S. is impacting the company’s 1Q21 outlook ▪ 1Q21 global sales volume: down slightly from 2020 vs. previous outlook of ~ flat ▪ 1Q21 aEPS : below previous outlook of $0.32 to $0.37 Currently, no change in full year outlook O - I will continue to update the market as events unfold Outlook on Feb 10, 2021

GLASS: THE WORLD’S MOST SUSTAINABLE PACKAGE In a world where sustainability is more important than ever, we are proud to make an inherently sustainable product. ● Made from four basic, natural, inert ingredients ● Does not impact the product’s taste or integrity ● Only food contact material ‘Generally Recognized as Safe’ by U.S. Food and Drug Administration ● 100% percent recyclable — endlessly — into new food - safe glass packaging ● Very circular — majority of containers recycled into new containers ● Reusable and refillable up to 25x ● Won’t harm the earth or oceans 8

9 2020 - 2021 ESG ACCELERATION Our Structural Acceleration ● Enhanced Rigor of Board Governance ● Appointed CSO mid - 2020 ● Established Internal Global Sustainability Network ● Created Executive Diversity & Inclusion Council and signed the CEO action pledge ● 2021 Sustainability report and expanded website disclosure Expanded Initiatives and New Goals Across 9 Dimensions Leading the Way ● First glass container maker to have SBTi approved emissions target ● First packaging company to offer green bond ● MAGMA expected to improve glass sustainability profile, including light weighting ● Investing in improving sustainability of legacy furnaces RE - BALANCING THE PACKAGING DIALOGUE Glass Advocacy ● Recycling Funding ● Donations for COVID Vaccine In Our Communities

10 O - I SUSTAINABITLY GOALS Increase recycled content to 50% average by 2030. O - I is taking a tailored approach to increase recycled content rates across its enterprise network as rates vary significantly by geography. Renewable energy is a pillar in our strategy to lower carbon emissions. Our goal is to reach 40% renewable energy use by 2030 and to reduce total energy consumption by 9%. As part of our journey toward zero injuries, we are committed to a 50% improvement of our Total Recordable Incident Rate (TRIR) by 2030. We see tremendous opportunity to positively impact the planet and communities where we operate. We will collaborate with customers, NGOs, suppliers and local leaders to make glass recycling available in 100% of our locations. Approved SBTi target to reduce GHG emissions 25% by 2030 (interim target of 10% by 2025). Achieve sustainability balance, together, by aligning our supply chain with our 2030 sustainability vision and goals. Create a diverse and inclusive environment where people feel welcomed to create a better future for themselves, each other, and O - I. We are focused on increasing all aspects of diversity across our team. Reinvent and re - imagine glassmaking -- where the circularity of glass meets the potential of our MAGMA melting technology, low - carbon alternative fuels, and light - weighted glass packaging. Reduce the amount of natural resource used and reduce the generation of waste by reuse and recycling as we drive towards a Zero Waste organization. We are committed to reducing our global water usage 25% by 2030, prioritizing operations in higher risk areas.

11 2020 results above most recent guidance Clear priorities for 2021 Stable demand amid ongoing pandemic 2021 results to significantly improve from prior year Glass – The worlds most sustainable package CONCLUSION Sustainability Message

FINANCIAL APPENDIX

13 FX IMPACT ON EARNINGS APPROXIMATE ANNUAL IMPACT ON FX RATES AT KEY POINTS EPS FROM 10% FX CHANGE Jan 31st Avg Avg 2021 1Q20 2020 EUR 0.13 EUR 1.21 1.10 1.15 MXN 0.04 MXN 20.35 20.74 21.56 BRL 0.03 BRL 5.44 4.64 5.21 COP 0.01 COP 3,558 3,655 3,715

14 NON - GAAP FINANCIAL MEASURES The company uses certain non - GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non - GAAP financi al measures, including adjusted earnings, adjusted earnings per share, free cash flow, adjusted EBITDA, adjusted EBITDA to free cash flow conversion, adjusted interest expense and adjusted effective tax rate provide relevant and useful supplemental financial information, that is widely used by analysts and investors, as well as by management in assessing both co nsolidated and business unit performance. These non - GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature an d s hould not be considered in isolation or be construed as being more important than comparable GAAP measures. Adjusted earnings relates to net earnings from continuing operations attributable to the company, exclusive of items manageme nt considers not representative of ongoing operations because such items are not reflective of the company’s principal business activity, which is glass container production. Adj ust ed earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Management uses adjusted earnings, and adjusted earnings per share to evaluate its period - over - period operating performance because it believes these provide useful supplemental measures of the results of operations of its principal busi nes s activity by excluding items that are not reflective of such operations. Adjusted earnings, adjusted earnings per share, and segment operating profit may be useful to investors in evalu ati ng the underlying operating performance of the company’s business as these measures eliminate items that are not reflective of its principal business activity. Further, free cash flow relates to cash provided by continuing operating activities less cash payments for property, plant an d e quipment. Management has historically used free cash flow to evaluate its period - over - period cash generation performance because it believes this has provided a useful supplemental measu re related to its principal business activity. Adjusted EBITDA relates to net earnings from continuing operations attributable to the company, less interest, taxes, depreciation and am ortization as well as items management considers not representative of ongoing operations because such items are not reflective of the company’s principal business activity, whic h i s glass container production. Free cash flow to adjusted EBITDA conversion may be useful to investors to assist in understanding the comparability of cash flows generated by the comp any ’s principal business activity. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures, since the company has mandatory debt servi ce requirements and other non - discretionary expenditures that are not deducted from the measure. Management uses non - GAAP information principally for internal reporting, forecasting, budget ing and calculating compensation payments. The Company routinely posts important information on its website at www.o - i.com/investors.

15 RECONCILIATION FOR ADJUSTED EARNINGS The reconciliation below describes the items that management considers not representative of ongoing operations. Unaudited 2020 2019 2020 2019 (29)$ 32$ 249$ (397)$ Items impacting cost of goods sold: Acquisition-related fair value inventory adjustments 1 Items impacting other selling and administrative expense: Restructuring, asset impairment and other charges 2 Items impacting equity earnings (losses) : Restructuring, asset impairment and other charges 36 36 Items impacting other expense, net: Gain on sale of ANZ businesses 5 (275) Charge for asbestos-related costs 35 35 Charge for goodwill impairment 595 Restructuring, asset impairment and other charges 26 41 106 111 Strategic transaction and corporate modernization costs 1 31 8 31 Charge for deconsolidation of Paddock 14 Pension settlement charges 18 13 26 26 Gain on sale of equity investment (107) (107) Items impacting interest expense: Charges for note repurchase premiums and write-off of finance fees 39 44 65 Items impacting income tax: Net benefit for income tax on items above 7 (7) (13) (13) Tax charge recorded for certain tax adjustments 3 3 Net impact of noncontrolling interests on items above (1) (1) (1) (1) Total adjusting items (non-GAAP) 92$ 47$ (55)$ 748$ Adjusted earnings (non-GAAP) 63$ 79$ 194$ 351$ Diluted average shares (thousands) 157,274 156,907 158,785 155,250 Earnings (loss) per share from continuing operations (diluted) (0.18)$ 0.20$ 1.57$ (2.56)$ Adjusted earnings per share (non-GAAP) (a) 0.40$ 0.50$ 1.22$ 2.24$ (a) For purposes of computing adjusted earnings per share, the diluted average shares (in thousands) are 156,651 for the year ended Dec. 31, 2019. For purposes of computing adjusted earnings per share, the diluted average shares (in thousands) are 159,824 for the three months ended Dec. 31, 2020. Earnings (loss) from continuing operations attributable to the Company Items impacting net earnings attributable to noncontrolling interests: Year ended December 31 The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted earnings and adjusted earnings per share, for the quarter ending March 31, 2021 or year ending December 31, 2021, to its most directly comparable GAAP financial measure, earnings from continuing operations attributable to the Company, because management cannot reliably predict all of the necessary components of this GAAP financial measure without unreasonable efforts. Earnings from continuing operations attributable to the Company includes several significant items, such as restructuring charges, asset impairment charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to earnings from continuing operations attributable to the Company or address the probable significance of the unavailable information, which could be material to the Company's future financial results. Three months ended December 31

16 RECONCILIATION FOR FREE CASH FLOW Forecast for Year Ended March 31, 2020 June 30, 2020 Sept 30, 2020 Dec 31, 2020 March 31, 2019 June 30, 2019 Sept 30, 2019 Dec 31, 2019 Dec 31, 2020 Dec 31, 2019 Dec 31, 2021 Cash provided by (utilized in) continuing operating activities (315)$ 181$ 262$ 329$ (595)$ (67)$ 416$ 654$ 457$ 408$ 615$ Cash payments for property, plant and equipment (120) (69) (57) (65) (121) (112) (100) (93) (311) (426) (375) Free cash flow (non-GAAP) (435)$ 112$ 205$ 264$ (716)$ (179)$ 316$ 561$ 146$ (18)$ 240$ Unaudited Three Months Ended Three Months Ended Year Ended O-I GLASS, INC. Reconciliation to Net Debt